                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                 November 15, 1999
Commission File Number                                              333-35847-02

                   FIRST SECURITY AUTO GRANTOR TRUST 1998-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6238935
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Sep. 24, 1999 through Oct. 23, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1998-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            November 15, 1999
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

September 24, 1998 Thru October 23, 1999
Distribution Date: 11-15-99

Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                       11,034,485.03                23.0789
          Class B Amount                                                                           519,967.65                23.0789

(ii)  Interest Distribution
          Class A  Amount                                                                        1,030,263.03                 2.1548
          Class B Amount                                                                            49,767.92                 2.2090

(iii)  Yield Supplement Amount                                                                           0.00                 0.0000

(iv)  Basic Servicing Fee                                                                          180,705.38                 0.3609

(v)  Class A Certificate Balance (end of Collection Period)                                    196,053,560.64
     Class A Pool Factor (end of Collection Period)                                                 0.4100509
     Class B Certificate Balance (end of Collection Period)                                      9,238,447.28
     Class B Pool Factor (end of Collection Period)                                                 0.4100509

(vi)  Total Pool Balance (end of Collection Period)                                            205,292,007.92

(vii)  Realized Losses for the Collection Period                                                   441,079.01

(viii)  Aggregate Defaulted Receivables for the Collection Period                                  588,143.72

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                               0.00

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                                          0.00

(xi)  Advances made in respect of this Collection Period:                                           42,754.50
       Unreimbursed Advances on the Distribution Date:                                              42,754.50

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                                10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                                                          4,109,279.64
          60 - 89 Days                                                                                           1,004,556.79
          90 or more days                                                                                             915,611.89

